DEAN WITTER EUROPEAN GROWTH FUND INC.  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                       YORK 10048
LETTER TO SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
The twelve-month period ended October 31, 1996, was marked by good performance of the European equity markets, despite generally weaker European economies. WEAKNESS ON THE ECONOMIC FRONT
The economic environment in Europe throughout 1996 has, with the notable exception of the United Kingdom, been generally weaker than expected. Within the deutsche mark bloc, sluggish conditions persisted well into the second quarter before evidence of a pick-up emerged. Progress has varied considerably from industry to industry: stronger auto sales and better chemical pricing, but weak pricing in the pulp and paper industry and in the steel sector. Unemployment has continued to rise in both France and Germany. In light of the above, the European central banks continued to maintain a loose monetary policy, and interest rates fell steadily in most countries throughout 1996. Inflation does not pose a threat in any Continental economy. The combination of a low inflationary environment and low interest rates sets the stage for better economic performance in 1997.
In the United Kingdom, the economy has been performing much better, driven by a competitive currency, flexible labor markets, substantial foreign direct investment and robust consumer spending. In November, the benchmark interest rate (base rate) was raised as a preemptive strike at inflation and will likely rise again in the near future. Assuming that an inflationary spiral can be avoided, 1997 could be another good year for the United Kingdom.
As ever, politics featured in Europe in 1996, most notably in Spain and Italy, with new governments being installed in both countries during the second quarter. A rightist government was installed in Spain and a leftist government in Italy. The respective political orientations of both administrations are of less importance than the fact that both are pursuing pro-deregulation, pro-business policies and both are hawkish on fiscal rectitude. While 1997 will likely be a generally quiet political

DEAN WITTER EUROPEAN GROWTH FUND INC.
LETTER TO SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

year on the Continent, a general election is probable in the U.K. in April. Given the centrist nature of the current Labour Party, the political risk of a change in government is limited, but nervousness in the U.K.'s stock markets is to be expected.
Overall, Europe's equity markets turned in a strong performance during the period under review. For the most part, growth stocks delivered earnings in line with expectations. The economies were clearly strong enough to enable well-managed companies to deliver rising earnings and this, in turn,
                                                    [GRAPHIC]
was rewarded by the market with higher
valuations. By contrast, cyclical
earnings frequently disappointed in
1996 and cyclical stocks made little
progress. The financial sectors also
underperformed, mainly because of the
high cost nature and relative
inflexibility of much of the European
banking sector. In the U.K. there was
more sector rotation and a more
balanced stock market performance.
PORTFOLIO STRATEGY
                                                    [GRAPHIC]
Against this backdrop, Dean Witter
European Growth Fund produced a total
return of 22.27 percent, compared to a
return of 14.48 percent for the Morgan
Stanley Capital International (MSCI)
World Index and a return of 17.03
percent for the Lipper European Region
Funds Average. The accompanying chart
illustrates the growth of a
hypothetical $10,000 investment in the
Fund from inception (May 31, 1990)
through October 31, 1996, versus
investments in the companies that
comprise the MSCI World Index and the
Lipper European Region Funds Average.
(The Lipper European Region Funds
Average tracks the performance of funds
that invest in equity securities whose
primary trading markets or operations
are concentrated in the European region
or a single country within this
region.)
                                                    [GRAPHIC]
At the end of the fiscal year, the
United Kingdom, at 33.7 percent of
assets, remained the Fund's largest
country weighting. Rounding out the
Fund's largest

DEAN WITTER EUROPEAN GROWTH FUND INC.
LETTER TO SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

country weightings are France (14.0 percent), the Netherlands (13.1 percent), Germany (8.7 percent) and Sweden (7.7 percent).
The portfolio's orientation shifted in a number of ways during the fiscal year. The core blue-chip holdings in a wide range of growth stocks provided a solid center to the Fund, e.g., Hennes & Mauritz AB (retail/Sweden), Carrefour Supermarche (retail/France), Aegon NV (insurance/
Netherlands) and Reuters Holdings PLC (business services/U.K.). Positions in a number of cyclical stocks were increased during the period, including Usinor Sacilor (steel and iron/France), SGL Carbon AG (chemicals/Germany), The BICC Group PLC (electric equipment/U.K.) and Akzo Nobel (chemicals/Netherlands). The weighting in cyclical and economically sensitive stocks will likely increase further if the economic growth expected underpins rising cyclical earnings. Given the relatively stable currency relationships currently prevailing, the Fund had no currency hedges in place at the end of the fiscal year.
LOOKING AHEAD
According to Morgan Grenfell Investment Services Limited, the Fund's sub-adviser, the stronger economies expected in 1997, coupled with low inflation and easy monetary policy, should provide a reasonable environment for Europe's stock markets. However, the bond markets, which in 1996 have provided considerable support for equities, may not be as supportive in 1997 and a number of external factors may come into play, most notably concerns over monetary union. Decision time on the Euro is looming in December 1997, although implementation of the single currency will not be before 1999.
Morgan Grenfell believes the Fund is well positioned to take advantage of the wide range of investment opportunities that the European markets present.
We appreciate your support of Dean Witter European Growth Fund and look forward to continuing to serve your investment needs.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER EUROPEAN GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS, BONDS AND
                   WARRANTS (97.5%)
                   AUSTRIA (0.4%)
                   TRANSPORTATION
         108,000   Flughafen Wien AG..........  $       5,314,495
                                                -----------------
                   BELGIUM (1.1%)
                   RETAIL
         330,154   G.I.B. Holdings Ltd........         13,895,886
                                                -----------------
                   DENMARK (2.1%)
                   PHARMACEUTICALS
          81,900   Novo-Nordisk AS (Series
                   B).........................         13,597,324
                                                -----------------
                   TRANSPORTATION
         119,900   Kobenhavns Lufthavne AS....         12,441,386
                                                -----------------

                   TOTAL DENMARK..............         26,038,710
                                                -----------------

                   FRANCE (14.0%)
                   BUILDING MATERIALS
          89,400   IMETAL.....................         13,905,503
                                                -----------------
                   ENERGY
         208,500   Societe National Elf
                   Aquitaine..................         16,634,426
                                                -----------------
                   FINANCIAL SERVICES
          63,475   Cetelem Group..............         13,515,071
                                                -----------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          55,835   LVMH Moet-Hennessy Louis
                   Vuitton....................         12,760,106
         427,500   SEITA......................         17,178,425
          56,250   Societe BIC S.A............          8,419,936
                                                -----------------
                                                       38,358,467
                                                -----------------
                   INSURANCE
         160,000   AXA........................          9,970,336
         160,326   Scor S.A...................          6,148,333
                                                -----------------
                                                       16,118,669
                                                -----------------
                   PHARMACEUTICALS
         158,437   Sanofi S.A.................         14,319,316
     FRF  12,850K  Sanofi S.A. 4.00% due
                   01/01/00 (Conv.)*..........          1,286,505
                                                -----------------
                                                       15,605,821
                                                -----------------

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------
                   RETAIL
          34,541   Carrefour Supermarche......  $      19,124,281
          89,731   Castorama Dubois
                   Investissement.............         15,322,917
     FRF   2,331K  Castorama Dubois
                   Investissement 3.15% due
                   01/01/03 (Conv.)*..........            539,533
                                                -----------------
                                                       34,986,731
                                                -----------------
                   STEEL & IRON
         899,000   Usinor Sacilor.............         13,307,797
                                                -----------------
                   TEXTILES
          32,666   Christian Dior S.A.........          4,335,066
           4,666   Christian Dior S.A.
                   (Warrants due 06/30/98)*...             96,981
          18,734   Hermes International.......          4,745,654
                                                -----------------
                                                        9,177,701
                                                -----------------

                   TOTAL FRANCE...............        171,610,186
                                                -----------------

                   GERMANY (8.7%)
                   AUTOMOTIVE
          18,500   Bayerische Motoren Werke
                   (BMW) AG...................         10,797,760
          50,560   Volkswagen AG..............         19,859,289
                                                -----------------
                                                       30,657,049
                                                -----------------
                   CHEMICALS
         489,000   BASF AG....................         15,591,304
         464,950   Bayer AG...................         17,525,981
          99,000   SGL Carbon AG..............         11,119,565
                                                -----------------
                                                       44,236,850
                                                -----------------
                   HEALTH & PERSONAL CARE
          60,000   Rhoen-Klinikum AG..........          7,193,676
          34,596   Rhoen-Klinikum AG
                   (Pref.)....................          4,056,711
                                                -----------------
                                                       11,250,387
                                                -----------------
                   MANUFACTURING
         113,450   Adidas AG..................          9,700,797
                                                -----------------
                   MERCHANDISING
         168,750   Gehe AG....................         11,338,933
                                                -----------------

                   TOTAL GERMANY..............        107,184,016
                                                -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------
                   ITALY (4.0%)
                   APPLIANCES & HOUSEHOLD DURABLES
         204,000   Industrie Natuzzi SpA
                   (ADR)......................  $       9,256,500
                                                -----------------
                   FOOD MANUFACTURER
       9,692,800   Parmalat Finanzeria SpA....         13,882,418
                                                -----------------
                   OIL & GAS PRODUCTS
       3,120,700   Ente Nazionale Idrocarburi
                   SpA........................         14,929,465
                                                -----------------
                   TELECOMMUNICATIONS
       5,426,850   Telecom Italia Mobile
                   SpA........................         11,203,197
                                                -----------------
                   TOTAL ITALY................         49,271,580
                                                -----------------

                   NETHERLANDS (13.1%)
                   BANKING
         204,196   ABN-AMRO Holding NV........         11,514,993
                                                -----------------
                   CHEMICALS
         115,000   Akzo Nobel.................         14,457,838
                                                -----------------
                   FOOD PROCESSING
          85,506   Nutricia Vereenigde
                   Bedrijven NV...............         11,966,616
                                                -----------------
                   INSURANCE
         224,799   Aegon NV...................         11,407,829
         485,572   ING Groep NV...............         15,104,527
                                                -----------------
                                                       26,512,356
                                                -----------------
                   MANUFACTURING
         176,000   ASM Lithography Holding
                   NV*........................          6,313,066
                                                -----------------
                   MERCHANDISING
         140,000   Gucci Group NV.............          9,566,036
                                                -----------------
                   MULTI-INDUSTRY
         148,163   Hunter Douglas NV..........         10,454,875
                                                -----------------
                   PUBLISHING
       1,130,000   Elsevier NV................         18,738,092
         820,000   Ver Ned Uitgev Ver Bezit
                   NV.........................         14,851,229
          82,419   Wegener NV.................          6,881,982
         123,615   Wolters Kluwer NV..........         15,853,482
                                                -----------------
                                                       56,324,785
                                                -----------------
                   RETAIL
         242,071   Koninklijke Ahold NV.......         14,092,102
                                                -----------------

                   TOTAL NETHERLANDS..........        161,202,667
                                                -----------------

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------

                   NORWAY (0.5%)
                   INSURANCE
       1,075,000   UNI Storebrand AS (A
                   Shares)*...................  $       6,283,504
                                                -----------------

                   SPAIN (6.7%)
                   BANKS
         334,401   Banco Bilbao Vizcaya.......         16,214,016
          60,388   Banco Popular Espanol
                   S.A........................         11,518,443
                                                -----------------
                                                       27,732,459
                                                -----------------
                   FINANCIAL SERVICES
         133,080   Corporacion Financiera
                   Alba.......................         11,240,041
                                                -----------------
                   OIL RELATED
          54,309   Gas Natural SDG S.A.
                   (Series E).................          9,479,760
                                                -----------------
                   TELECOMMUNICATIONS
         851,000   Telefonica de Espana.......         17,037,303
                                                -----------------
                   UTILITIES
       1,590,300   Iberdrola S.A..............         16,851,932
                                                -----------------

                   TOTAL SPAIN................         82,341,495
                                                -----------------

                   SWEDEN (7.7%)
                   BUSINESS & PUBLIC SERVICES
         500,000   Assa Abloy AB (Series B)...          7,673,722
                                                -----------------
                   BUSINESS SERVICES
         599,650   Securitas AB (Series "B"
                   Free)......................         15,490,359
                                                -----------------
                   HEALTH & PERSONAL CARE
         443,655   Getinge Industrier AB (B
                   Shares)....................          8,089,866
                                                -----------------
                   INSURANCE
         456,992   Scandia Forsakrings AB.....         12,812,081
                                                -----------------
                   PHARMACEUTICALS
         345,000   Astra AB (B Shares)........         15,727,332
                                                -----------------
                   RETAIL
         159,860   Hennes & Mauritz AB (B
                   Shares)....................         20,672,075
                                                -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------
                   TELECOMMUNICATION EQUIPMENT
         506,480   Ericsson (L.M.) Telephone
                   Co. AB (Series "B" Free)...  $      13,699,257
                                                -----------------
                   TOTAL SWEDEN...............         94,164,692
                                                -----------------
                   SWITZERLAND (5.5%)
                   INSURANCE
          15,000   Schweizerische
                   Rueckversicherungs-
                   Gesellschaft...............         16,041,009
                                                -----------------
                   MULTI-INDUSTRY
           8,091   ABB AG - Bearer............          9,966,989
                                                -----------------
                   PHARMACEUTICALS
           6,095   Ciba-Geigy AG..............          7,484,160
           2,026   Roche Holdings AG..........         15,274,890
           9,780   Sandoz AG..................         11,268,596
           6,000   Sandoz AG (Series B).......          6,927,445
                                                -----------------
                                                       40,955,091
                                                -----------------
                   TOTAL SWITZERLAND..........         66,963,089
                                                -----------------
                   UNITED KINGDOM (33.7%)
                   AEROSPACE & DEFENSE
         572,222   British Aerospace PLC......         10,863,495
       1,950,000   Rolls-Royce PLC*...........          8,073,402
                                                -----------------
                                                       18,936,897
                                                -----------------
                   AUTOMOTIVE
       1,910,000   BBA Group PLC..............         11,123,733
       1,300,000   LucasVarity PLC*...........          5,255,377
                                                -----------------
                                                       16,379,110
                                                -----------------
                   BANKING
       1,050,000   Abbey National PLC.........         10,897,933
         925,000   Lloyds TSB Group PLC.......          5,861,157
         475,000   National Westminster Bank
                   PLC........................          5,416,837
                                                -----------------
                                                       22,175,927
                                                -----------------
                   BREWERS
         815,000   Scottish & Newcastle
                   Breweries PLC..............          8,465,501
                                                -----------------
                   BROADCAST MEDIA
         608,274   Flextech PLC*..............          6,085,672
                                                -----------------

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------
                   BUILDING & CONSTRUCTION
       1,626,000   Blue Circle Industries
                   PLC........................  $      10,509,287
                                                -----------------
                   BUILDING MATERIALS
       1,250,000   Redland PLC................          8,540,700
                                                -----------------
                   BUSINESS SERVICES
         648,000   Reuters Holdings PLC.......          8,064,373
                                                -----------------
                   CHEMICALS
       1,326,000   Albright & Wilson PLC......          4,184,845
         850,000   Courtaulds PLC.............          6,291,649
                                                -----------------
                                                       10,476,494
                                                -----------------
                   COMPUTER SOFTWARE & SERVICES
       1,000,000   Sage Group (The) PLC.......          7,792,372
                                                -----------------
                   COMPUTERS
         750,000   Amstrad PLC................          1,830,150
         568,090   SEMA Group PLC.............          8,234,344
                                                -----------------
                                                       10,064,494
                                                -----------------
                   CONGLOMERATES
       1,871,857   BTR PLC....................          7,841,228
       2,020,000   Tomkins PLC................          8,445,369
       1,130,200   Williams Holdings PLC......          6,692,538
                                                -----------------
                                                       22,979,135
                                                -----------------
                   CONSTRUCTION PLANT & EQUIPMENT
       1,320,000   CRH PLC....................         13,592,890
                                                -----------------
                   ELECTRICAL EQUIPMENT
       1,481,818   The BICC Group PLC.........          7,051,068
                                                -----------------
                   ELECTRONICS
         498,000   Smiths Industries PLC......          6,651,302
                                                -----------------
                   FOOD PROCESSING
         950,000   Associated British Foods
                   PLC........................          6,537,296
                                                -----------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         663,153   B.A.T. Industries PLC......          4,595,762
         869,600   Grand Metropolitan PLC.....          6,535,754
         900,000   Guinness PLC...............          6,442,128
         836,000   Tate & Lyle PLC............          6,500,823
       1,565,000   Vaux Group PLC.............          6,415,774
                                                -----------------
                                                       30,490,241
                                                -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
         650,000   De La Rue PLC..............          6,196,481
                                                -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                           VALUE
-----------------------------------------------------------------
                   INSURANCE
         319,000   Britannic Assurance PLC....  $       3,793,519
         619,884   Commercial Union PLC.......          6,554,777
       1,262,800   Prudential Corp. PLC.......          9,552,602
       1,526,246   Royal & Sun Alliance
                   Insurance Group PLC........         10,428,167
                                                -----------------
                                                       30,329,065
                                                -----------------
                   LEISURE
         872,000   Granada Group PLC..........         12,554,341
                                                -----------------
                   MISCELLANEOUS
         622,000   Vendome Luxury Group PLC
                   (Units)++..................          5,868,844
                                                -----------------
                   OIL RELATED
       2,627,000   Lasmo PLC..................          9,102,776
       1,250,000   Shell Transport & Trading
                   Co. PLC....................         20,477,345
                                                -----------------
                                                       29,580,121
                                                -----------------
                   PHARMACEUTICALS
         959,620   British Biotech PLC*.......          3,528,108
       1,354,325   Glaxo Wellcome PLC.........         21,261,034
       2,759,166   Medeva PLC.................         11,849,934
                                                -----------------
                                                       36,639,076
                                                -----------------
                   REAL ESTATE
       1,000,000   Hammerson PLC..............          6,214,376
                                                -----------------
                   RETAIL
         370,000   Boots Co. PLC..............          3,749,937
         518,000   Great Universal Stores
                   PLC........................          5,174,070
       2,211,000   Morrison (W.M.)
                   Supermarkets PLC...........          5,754,968
       1,030,000   Next PLC...................          9,349,870
         771,500   W.H. Smith Group PLC.......          5,748,249
                                                -----------------
                                                       29,777,094
                                                -----------------
                   TELECOMMUNICATIONS
       3,262,000   British Telecommunications
                   PLC........................         18,891,573
       1,776,330   Securicor PLC..............          8,004,562
                                                -----------------
                                                       26,896,135
                                                -----------------
                   TRANSPORTATION
       1,032,800   British Airways PLC........          9,291,279
                                                -----------------
                   UTILITIES
         964,250   Scottish Power PLC.........          4,925,536
                                                -----------------
                   TOTAL UNITED KINGDOM.......        413,065,107
                                                -----------------

                   TOTAL COMMON AND PREFERRED
                   STOCKS, BONDS AND WARRANTS
                   (IDENTIFIED COST
                   $927,196,477)..............      1,197,335,427
                                                -----------------

    CURRENCY
    AMOUNT IN
    THOUSANDS                                         VALUE
-----------------------------------------------------------------

                   PURCHASED PUT OPTION ON FOREIGN CURRENCY
                   (0.0%)
     FRF  74,000   November 5, 1996/
                   FRF 5.192 (Identified
                   Cost $1,494,800)...........  $          44,400
                                                -----------------

    PRINCIPAL
    AMOUNT IN
    THOUSANDS                                         VALUE
-----------------------------------------------------------------

                   SHORT-TERM INVESTMENT (a) (2.9%)
                   U.S. GOVERNMENT AGENCY
 $        35,000   Federal Home Loan Mortgage
                   Corp. 5.53% due 11/01/96
                   (Amortized Cost
                   $35,000,000)...............         35,000,000
                                                -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$963,691,277) (B)..........      100.4%  1,232,379,827

LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS......       (0.4)     (4,529,867)
                                 -----   -------------

NET ASSETS.................      100.0%  $1,227,849,960
                                 -----   -------------
                                 -----   -------------

---------------------
ADR  American Depositary Receipt.
 *   Non-income producing security.
++ Consists of one or more class of securities traded together as a unit; generally stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $969,666,680; the aggregate gross unrealized appreciation was $274,847,596 and the aggregate gross unrealized depreciation was $12,134,449, resulting in net unrealized appreciation of $262,713,147.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1996:

CONTRACT TO        IN       DELIVERY    UNREALIZED
  RECEIVE     EXCHANGE FOR    DATE     APPRECIATION
----------------------------------------------------
    $22,423     NLG 38,133  11/01/96      $ 141
                                          -----
                                          -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
SUMMARY OF INVESTMENTS OCTOBER 31, 1996

                                                                                                             PERCENT OF
INDUSTRY                                                                                    VALUE            NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense...............................................................  $          18,936,897           1.5%
Appliances & Household Durables...................................................              9,256,500           0.8
Automotive........................................................................             47,036,159           3.8
Banking...........................................................................             33,690,920           2.7
Banks.............................................................................             27,732,459           2.3
Brewers...........................................................................              8,465,501           0.7
Broadcast Media...................................................................              6,085,672           0.5
Building & Construction...........................................................             10,509,287           0.9
Building Materials................................................................             22,446,204           1.8
Business & Public Services........................................................              7,673,722           0.6
Business Services.................................................................             23,554,731           1.9
Chemicals.........................................................................             69,171,183           5.6
Computer Software & Services......................................................              7,792,372           0.6
Computers.........................................................................             10,064,494           0.8
Conglomerates.....................................................................             22,979,135           1.9
Construction Plant & Equipment....................................................             13,592,890           1.1
Electrical Equipment..............................................................              7,051,068           0.6
Electronics.......................................................................              6,651,302           0.5
Energy............................................................................             16,634,426           1.4
Financial Services................................................................             24,755,112           2.0
Food, Beverage, Tobacco & Household Products......................................             68,848,708           5.6
Food Manufacturer.................................................................             13,882,418           1.1
Food Processing...................................................................             18,503,912           1.5
Foreign Currency Put Option.......................................................                 44,400           0.0
Forest Products, Paper & Packaging................................................              6,196,481           0.5
Health & Personal Care............................................................             19,340,254           1.6
Insurance.........................................................................            108,096,685           8.9
Leisure...........................................................................             12,554,341           1.0
Manufacturing.....................................................................             16,013,863           1.3
Merchandising.....................................................................             20,904,968           1.7
Miscellaneous.....................................................................              5,868,844           0.5
Multi-Industry....................................................................             20,421,864           1.7
Oil & Gas Products................................................................             14,929,465           1.2
Oil Related.......................................................................             39,059,880           3.2
Pharmaceuticals...................................................................            122,524,643          10.0
Publishing........................................................................             56,324,785           4.6
Real Estate.......................................................................              6,214,376           0.5
Retail............................................................................            113,423,888           9.2
Steel & Iron......................................................................             13,307,797           1.1
Telecommunication Equipment.......................................................             13,699,257           1.1
Telecommunications................................................................             55,136,636           4.5
Textiles..........................................................................              9,177,701           0.7
Transportation....................................................................             27,047,160           2.2
U.S. Government Agency............................................................             35,000,000           2.9
Utilities.........................................................................             21,777,467           1.8
                                                                                    ---------------------         -----
                                                                                    $       1,232,379,827         100.4%
                                                                                    ---------------------         -----
                                                                                    ---------------------         -----

                                                                                                             PERCENT OF
TYPE OF INVESTMENT                                                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................          1,191,355,697          97.1%
Convertible Bonds.................................................................              1,826,038           0.1
Foreign Currency Put Option.......................................................                 44,400           0.0
Preferred Stocks..................................................................              4,056,711           0.3
Short-Term Investment.............................................................             35,000,000           2.9
Warrants..........................................................................                 96,981           0.0
                                                                                    ---------------------         -----
                                                                                    $       1,232,379,827         100.4%
                                                                                    ---------------------         -----
                                                                                    ---------------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $963,691,277)............................  $1,232,379,827
Cash (including $9,331,541 in foreign currency).............      10,183,725
Receivable for:
    Investments sold........................................       5,273,748
    Capital stock sold......................................       3,381,628
    Dividends...............................................       1,835,708
    Foreign withholding taxes reclaimed.....................       1,634,306
Prepaid expenses and other assets...........................          48,794
                                                              --------------
     TOTAL ASSETS...........................................   1,254,737,736
                                                              --------------
LIABILITIES:
Payable for:
    Investments purchased...................................      24,129,370
    Investment management fee...............................         994,328
    Plan of distribution fee................................         893,180
    Capital stock repurchased...............................         462,752
Accrued expenses and other payables.........................         408,146
                                                              --------------
     TOTAL LIABILITIES......................................      26,887,776
                                                              --------------
NET ASSETS:
Paid-in-capital.............................................     860,072,771
Net unrealized appreciation.................................     268,682,630
Accumulated undistributed net investment income.............       1,933,547
Accumulated undistributed net realized gain.................      97,161,012
                                                              --------------
     NET ASSETS.............................................  $1,227,849,960
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE,
  73,246,986 SHARES OUTSTANDING (200,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $16.76
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INCOME
Dividends (net of $3,625,117 foreign withholding tax).......  $ 20,698,341
Interest....................................................     2,332,257
                                                              ------------
     TOTAL INCOME...........................................    23,030,598
                                                              ------------
EXPENSES
Investment management fee...................................     9,903,670
Plan of distribution fee....................................     9,213,394
Transfer agent fees and expenses............................     1,347,660
Custodian fees..............................................       731,558
Registration fees...........................................       144,553
Shareholder reports and notices.............................       120,391
Professional fees...........................................        84,050
Directors' fees and expenses................................        18,339
Other.......................................................        51,882
                                                              ------------
     TOTAL EXPENSES.........................................    21,615,497
                                                              ------------
     NET INVESTMENT INCOME..................................     1,415,101
                                                              ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
    Investments.............................................    97,683,962
    Foreign exchange transactions...........................       758,999
                                                              ------------
     NET GAIN...............................................    98,442,961
                                                              ------------
Net change in unrealized appreciation on:
    Investments.............................................   106,414,452
    Translation of forward foreign exchange contracts, other
      assets and liabilities denominated in foreign
      currencies............................................       417,811
                                                              ------------
     NET APPRECIATION.......................................   106,832,263
                                                              ------------
     NET GAIN...............................................   205,275,224
                                                              ------------
NET INCREASE................................................  $206,690,325
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................   $     1,415,101     $  1,002,440
Net realized gain...........................................        98,442,961       41,187,148
Net change in unrealized appreciation.......................       106,832,263       79,053,572
                                                              ----------------   ----------------
     NET INCREASE...........................................       206,690,325      121,243,160
Distributions from net realized gain........................       (44,251,712)     (60,625,845)
Net increase from capital stock transactions................       197,680,851       48,611,356
                                                              ----------------   ----------------
     NET INCREASE...........................................       360,119,464      109,228,671
                                                              ----------------   ----------------
NET ASSETS:
Beginning of period.........................................       867,730,496      758,501,825
                                                              ----------------   ----------------
     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $1,933,547 AND ACCUMULATED NET INVESTMENT LOSS OF
    $240,553, RESPECTIVELY).................................   $ 1,227,849,960     $867,730,496
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter European Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on May 31, 1990.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Directors); (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price;
(3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the

DEAN WITTER EUROPEAN GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.
C. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.
When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.
D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.
E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on

DEAN WITTER EUROPEAN GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.
F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% of the portion of net assets not exceeding $500 million and 0.95% of the portion of daily net assets exceeding $500 million. Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice

DEAN WITTER EUROPEAN GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.
3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation and printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.
Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by

DEAN WITTER EUROPEAN GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $25,872,741 at October 31, 1996.
The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $1,047,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $656,461,382 and $473,648,972, respectively.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $139,000.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Directors' fees and expenses in the Statement of Operations amounted to $2,820. At October 31, 1996, the Fund had an accrued pension liability of $47,866 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER EUROPEAN GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

5. CAPITAL STOCK
Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                   FOR THE YEAR
                                                                              ENDED                          ENDED
                                                                         OCTOBER 31, 1996               OCTOBER 31, 1995
                                                                   ----------------------------   ----------------------------
                                                                      SHARES         AMOUNT          SHARES         AMOUNT
                                                                   ------------   -------------   ------------   -------------
Sold.............................................................    24,444,448   $ 371,386,556     15,721,889   $ 209,149,980
Reinvestment of distributions....................................     3,030,461      41,577,920      4,855,138      56,984,815
                                                                   ------------   -------------   ------------   -------------
                                                                     27,474,909     412,964,476     20,577,027     266,134,795
Repurchased......................................................   (14,340,465)   (215,283,625)   (16,689,142)   (217,523,439)
                                                                   ------------   -------------   ------------   -------------
Net increase.....................................................    13,134,444   $ 197,680,851      3,887,885   $  48,611,356
                                                                   ------------   -------------   ------------   -------------
                                                                   ------------   -------------   ------------   -------------

6. FEDERAL INCOME TAX STATUS
As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to income from the mark-to-market of passive foreign investment companies and permanent book/tax differences attributable to foreign currency gains. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, accumulated undistributed net realized gain was charged $591,974, paid-in-capital was charged $167,025 and accumulated undistributed net investment income was credited $758,999.
7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.
At October 31, 1996, there were no outstanding forward contracts other than that used to facilitate settlement of foreign currency denominated portfolio transactions.
Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER EUROPEAN GROWTH FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                          FOR THE YEAR ENDED OCTOBER 31                          MAY 31, 1990*
                                     ------------------------------------------------------------------------       THROUGH
                                       1996        1995        1994         1993         1992         1991      OCTOBER 31, 1990
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................  $ 14.44     $   13.49   $   11.86   $     8.57   $     9.22   $     9.23         $ 10.00
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------

Net investment income (loss).......     0.02          0.02        0.02        (0.01)        0.01         0.05            0.05
Net realized and unrealized gain
 (loss)............................     3.03          2.00        1.84         3.30        (0.23)        0.07           (0.82)
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------

Total from investment operations...     3.05          2.02        1.86         3.29        (0.22)        0.12           (0.77)
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------

Less dividends and distributions
 from:
   Net investment income...........    --           --          --           --            (0.03)       (0.07)       --
   Net realized gain...............    (0.73)        (1.07)      (0.23)      --            (0.40)       (0.06)       --
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------

Total dividends and
 distributions.....................    (0.73)        (1.07)      (0.23)      --            (0.43)       (0.13)       --
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------

Net asset value, end of period.....  $ 16.76     $   14.44   $   13.49   $    11.86   $     8.57   $     9.22         $  9.23
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------
                                     ---------   ---------   ---------   ----------   ----------   ----------          ------

TOTAL INVESTMENT RETURN+...........    22.27%        16.83%      15.61%       38.74%       (2.39)%       1.33%          (7.70)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     2.13%         2.23%       2.27%        2.38%        2.40%        2.44%           2.45%(2)

Net investment income (loss).......     0.14%         0.13%       0.21%       (0.09)%       0.11%        0.51%           1.52%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions..........................   $1,228          $868        $759         $459         $297         $316            $304

Portfolio turnover rate............       49%           61%         72%         120%         116%         111%             36%(1)

Average commission rate paid.......  $0.0448        --          --           --           --           --            --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER EUROPEAN GROWTH FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER EUROPEAN GROWTH FUND INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter European Growth Fund Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period May 31, 1990 (commencement of operations) through October 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1996

--------------------------------------------------------------------------------
                      1996 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended October 31, 1996, Fund paid to shareholders
       $0.73 per share from long-term capital gains.

DEAN WITTER EUROPEAN GROWTH
                                GROWTH OF $10,000

      DATE                   TOTAL        MSCI WORLD INDEX     LIPPER
---------------------------------------------------------------------
June 1, 1990                $10,000           $10,000         $10,000
October 31, 1990            $ 9,230           $ 8,742         $ 8,806
October 31, 1991            $ 9,353           $ 9,921         $ 9,049
October 31, 1992            $ 9,129           $ 9,212         $ 8,660
October 31, 1993            $12,666           $11,492         $10,931
October 31, 1994            $14,643           $12,170         $12,307
October 31, 1995            $17,108           $13,099         $13,585
October 31, 1996            $20,918 (3)       $14,995         $15,899
---------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                      1 YEAR         5 YEARS   LIFE OF FUND
                      --------------------------------------
                      22.27 (1)     17.47 (1)    12.19 (1)
                      17.27 (2)     17.26 (2)    12.19 (2)
                      --------------------------------------

               ---------------------------------------------------
                       Fund          MSCI (4)           LIPPER (5)
               -------       -------            -------
               ---------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
   ________________________________________

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1996.

(4) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends.
     The Index is unmanaged and should not be considered an investment.

(5) The Lipper European Region Funds Average tracks the performance of the funds which primarily invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region, as reported by Lipper Analytical Services.